WSTCM CREDIT SELECT RISK-MANAGED FUND

A series of WST Investment Trust

September 20, 2024

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

each dated December 29, 2023, as supplemented on May 28, 2024

This supplement updates certain information in the Prospectus and SAI for the WSTCM Credit Select Risk-Managed Fund (the “Fund”), a series of the WST Investment Trust (the “Trust”), as stated below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.wstcmfunds.com or call the Fund toll free at 1-866-515-4626.

Approval of Reorganization of the Fund

On September 19, 2024 at a special meeting of the shareholders of the Fund the shareholders of the Fund approved the Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and NEOS ETF Trust that provides for the reorganization of the Fund into the NEOS Enhanced Income Credit Select ETF (“NEOS ETF”), a new series of the NEOS ETF Trust (the “Reorganization”). The Reorganization is anticipated to close after the close of business on September 27, 2024 (“Closing Date”).

Purchase and Redemption of Shares

Shareholders may continue to purchase and redeem shares in the Fund directly with the Fund or through the shareholder’s financial intermediary until 4:00 pm, Eastern time, on September 23, 2024 (“Trading Deadline”). Shareholders, other than authorized participants, who wish to redeem shares after the Trading Deadline will have to sell their shares on an exchange using their brokerage account. Any purchases or sales of shares after the Closing Date will be purchases or sales of shares of the NEOS ETF.

If you have any questions regarding the Fund, please call the Fund at the number above.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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